UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 17, 2019

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4201 Congress Street, Suite 175
Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $.01 par value	BTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Ballantyne Strong, Inc. (the “Company”) held on December 17, 2019 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the Ballantyne Strong, Inc. 2017 Omnibus Equity Compensation Plan (the “2017 Plan”) to (i) increase the number of shares of the Company’s common stock authorized for issuance under the 2017 Plan by 1,975,000 shares and (ii) extend the expiration date of the 2017 Plan by approximately two years, until October 27, 2029. The amended and restated 2017 Plan also includes certain revisions in light of changes in the tax treatment of performance-based awards. The 2017 Plan was originally approved by the Company’s stockholders on June 15, 2017, and replaced the Company’s 2010 Long-Term Incentive Plan and 2014 Non-Employee Directors’ Restricted Stock Plan (collectively, the “Prior Plans”). As of December 17, 2019, 2,366,778 shares were available for issuance under the amended and restated 2017 Plan.

The objective of the 2017 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2017 Plan is administered by the Compensation Committee of the Board of Directors. As amended and restated, no awards may be made under the 2017 Plan after October 27, 2029, or such earlier date as the Board of Directors may terminate the 2017 Plan. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the Compensation Committee are eligible to participate in the 2017 Plan and to receive awards, including stock options (which may be incentive stock options or non-qualified stock options), stock appreciation rights (“SARs”), restricted shares, restricted share units, or other share-based awards and cash-based awards.

As amended and restated, the maximum number of shares that may be issued or transferred with respect to awards under the 2017 Plan is 3,746,189 shares, plus the number of shares covered by outstanding awards under the Prior Plans that are forfeited, canceled, surrendered, settled in cash or otherwise terminated without the issuance of shares after the amendment and restatement of the 2017 Plan. The number of shares available for issuance under the 2017 Plan is also subject to adjustment in certain circumstances. Shares underlying awards that are settled in cash or that expire or are forfeited, canceled, surrendered or otherwise terminated without the issuance of shares will again be available for issuance under the 2017 Plan. Shares used to pay the exercise price of stock options, repurchased by the Company with stock option proceeds, or used to pay withholding taxes upon exercise, vesting or payment of an award will not again be available for issuance under the 2017 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2017 Plan, regardless of the number of shares used to settle the SAR.

A summary of the material terms of the 2017 Plan is included in Proposal Two of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 30, 2019 (the “Proxy Statement”). The summaries of the 2017 Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2017 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 17, 2019. There were outstanding and entitled to vote at the Annual Meeting 14,518,756 shares of common stock. There were present, in person or by proxy, 14,138,789 shares representing approximately 97.4% of the common stock outstanding and entitled to vote. The matters set forth below were voted upon, with the results as indicated:

Proposal No. 1 – Election of Directors:

The Inspector of Elections certified the following vote tabulations for the seven nominees for election to the Board of Directors, all of whom were elected:

	For	Withheld	Broker Non-Votes
D. Kyle Cerminara	11,267,881	646,854	2,224,054
Lewis M. Johnson	11,267,640	647,095	2,224,054
William J. Gerber	11,180,800	733,935	2,224,054
Jack H. Jacobs	11,177,257	737,478	2,224,054
Charles T. Lanktree	11,175,357	739,378	2,224,054
Robert J. Roschman	11,139,067	775,668	2,224,054
Ndamukong Suh	11,173,818	740,917	2,224,054

Proposal No. 2 – Approval of the Amendment and Restatement of the 2017 Plan:

The Inspector of Elections certified the following vote tabulations for the approval of the amendment and restatement of the 2017 Plan, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
8,703,615	3,072,851	138,269	2,224,054

Proposal No. 3 – Advisory Approval of Executive Compensation:

The Inspector of Elections certified the following advisory vote tabulations for the non-binding approval of the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
10,144,846	1,627,620	142,269	2,224,054

Proposal No. 4 – Ratification of Appointment of Independent Registered Public Accounting Firm:

The Inspector of Elections certified the following vote tabulations for the proposal to ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain
13,853,746	136,626	148,417

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Ballantyne Strong, Inc. 2017 Omnibus Equity Compensation Plan (Amended and Restated Effective as of October 28, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2019

BALLANTYNE STRONG, INC.

By:	/s/ Mark D. Roberson
Mark D. Roberson
Executive Vice President and Chief Financial Officer